UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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Avis Budget Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Colleagues,

I wanted to provide you with an update on our plans for our upcoming 2018 Annual Meeting of Shareholders. Today we filed preliminary proxy materials with the SEC and issued a corresponding press release with information on our proposed slate of director nominees for election at the meeting. You can find the press release we issued here [insert link]. We expect to mail definitive proxy materials – which will provide shareholders with the opportunity to vote their shares for director candidates – in the near future, once the SEC has completed its review of our preliminary filing.

As we announced in January, the Board engaged in a refreshment process to find highly qualified candidates to replace three of our current directors – Ron Nelson, Jack Hardy and Stender Sweeney – who were planning to retire from the Board. We are pleased to be adding two new independent nominees identified through that process to our slate: Francis Shammo, the former Chief Financial Officer of Verizon, and Glenn Lurie, the former Chief Executive Officer of AT&T Mobility, who was recently appointed as CEO of Synchronoss.

Jack and Stender are exemplary Board members and have provided sound counsel to Avis Budget Group over their many years of committed service. Ron has been a mentor to me both as a direct report of his for many years and since I assumed the role of Chief Executive Officer in January 2016, and his guidance and counsel have been invaluable.

We are also including three nominees proposed by SRS – Sanoke Viswanathan, who currently sits on our Board, Jagdeep Pahwa, SRS’s President, and Carl Sparks, who has a deep background in the travel industry. We believe the inclusion of three SRS candidates on our slate of 12 nominees demonstrates our willingness to work cooperatively with our largest shareholder to advance the best interests of all shareholders.

Today’s filing is part of our preparation for the Annual Meeting, and it has no effect on our day-to-day operations. Over the next several weeks and until the Annual Meeting, we will be communicating frequently with Avis Budget Group shareholders to encourage them to elect our proposed slate of director nominees.

As a reminder, if you receive investor inquiries, please refer them to Neal Goldner at IR@avisbudget.com or (973) 496-5086. Media inquiries should be referred to Alice Pereira at PR@avisbudget.com or (973) 496-3916.

Thank you for your continued hard work and dedication to Avis Budget Group.

Regards,

Larry De Shon

Chief Executive Officer

Forward-Looking Statements

Certain statements in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results are also forward-looking statements. Important risks, assumptions and other important factors that could cause future results to differ materially from those expressed in the forward-looking statements are specified in Avis Budget Group’s Annual Report on Form 10-K for the year ended December 31, 2017 and its Quarterly Reports on Form 10-Q for any subsequent periods under headings such as “Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in other filings and furnishings made by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

Additional Information and Where to Find It

The Company has filed a preliminary proxy statement and a form of associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Company’s 2018 Annual Meeting of Shareholders, and prior to the 2018 Annual Meeting of Shareholders, the Company intends to file a definitive proxy statement and form of WHITE proxy card with the SEC. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at avisbudgetgroup.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on March 21, 2017 with respect to the Company’s 2017 Annual Meeting of Shareholders and, with respect to directors and executive officers appointed following such date, in certain of the Company’s other SEC filings made subsequent to the date of such proxy statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the Company’s 2018 Annual Meeting of Shareholders.